Deferred offering costs	12 Months Ended
Dec. 31, 2022
Deferred offering costs [Abstract]
Deferred offering costs

Note 24 — Deferred offering costs

Deferred offering cost means any fees, commissions, costs, expenses, concessions and other amounts payable to any party, including, without limitation, brokers, underwriters, advisors (accounting, financial, legal and otherwise) and any consultants, in connection with the Company’s initial public offering of Class B Ordinary Shares (“Offering Shares”). The Offering Shares commenced trading on the Nasdaq Capital Market under the symbol “BREA”. The closing of the Offering took place on January 31, 2023. Upon completion of the IPO, these deferred offering costs shall be reclassified from current assets to stockholders’ equity and recorded against the net proceeds from the offering.

	December 31, 2022	December 31, 2021
	EUR	EUR
Deferred offering costs	262,684	-